SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017

Cherry Hill Mortgage Investment Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	001- 36099	461315605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Harper Drive, Suite 110 Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

877.870.7005
 (Registrant’s telephone number, including area code)

N/A
 (Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 23, 2017, Cherry Hill Mortgage Investment Corporation (the “Company”) and Cherry Hill Mortgage Management, LLC, the Company’s manager, entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative of the underwriters named therein (the “Underwriters”), in connection with an underwritten public offering of 4,500,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”).  Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 650,000 shares of Common Stock, which the Underwriters exercised in full on March 27, 2017. The offering closed on March 29, 2017 and was conducted pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-200152), including the base prospectus, dated December 3, 2014, as supplemented by the prospectus supplement, dated March 23, 2017.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company has agreed to indemnify the Underwriter against certain liabilities. The foregoing summary of the terms of the Underwriting Agreement is only a brief description of certain terms therein and does not purport to be a complete description of the rights and obligations of the parties thereunder. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

In connection with the offering, Venable LLP has provided the Company with an opinion regarding the legality of the shares and Vinson & Elkins L.L.P. has provided the Company with an opinion as to certain tax matters. Copies of the opinions are attached to this report as Exhibits 5.1 and 8.1, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
1.1
Underwriting Agreement, dated March 23, 2017, by and among Cherry Hill Mortgage Investment Corporation, Cherry Hill Mortgage Management, LLC and Morgan Stanley & Co. LLC, as representative of the underwriters named therein

5.1	Opinion of Venable LLP as to the legality of the shares.
8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION (Registrant)

DATE: March 29, 2017	By:	/s/ Martin J. Levine
Martin J. Levine
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated March 23, 2017, by and among Cherry Hill Mortgage Investment Corporation, Cherry Hill Mortgage Management, LLC and Morgan Stanley & Co. LLC, as representative of the underwriters named therein

5.1	Opinion of Venable LLP as to the legality of the shares.
8.1	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).